April 26, 2005

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders ("Annual Meeting") of NCRIC Group, Inc. (the "Company"), which will be held at 1055 Thomas Jefferson Street, N.W., Washington, D.C. 20007 at 4:00 PM Washington, D.C. Time on Tuesday, May 31, 2005.

The enclosed Notice of Annual Meeting of Shareholders and Proxy Statement describes the formal business to be transacted at the Annual Meeting. During the Annual Meeting we will also report on the operations of the Company and its subsidiaries. Directors and officers of the Company will be present to respond to any questions that shareholders may have. Also enclosed for your review is our 2004 Annual Report to Shareholders. This document contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of four directors and the ratification of the appointment of the independent registered public accountants. The Board of Directors unanimously recommends a vote "FOR" the election of directors and "FOR" the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors.

A Special Meeting of Shareholders will be held at a later date, to be determined, for the purpose of considering the merger with ProAssurance Corporation.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible. If you currently plan to attend the Annual Meeting, this will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend.

Sincerely,

/s/ R. Ray Pate, Jr.
R. Ray Pate, Jr.
President and Chief Executive Officer

                                NCRIC Group, Inc.
                             1115 30th Street, N.W.
                             Washington, D.C. 20007
                                 (202) 969-1866

                                    NOTICE OF
                       2005 ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held On May 31, 2005

      Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of NCRIC Group, Inc. (the "Company") will be held at 1055 Thomas Jefferson Street, N.W., Washington, D.C. 20007, on Tuesday, May 31, 2005, at 4:00 PM, Washington, D.C. Time.

      A proxy statement and a proxy card for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

      1.  The election of four directors;

      2. The ratification of the appointment of Deloitte & Touche LLP as independent registered public accountants for the Company for the year ending December 31, 2005; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof.

      Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Shareholders of record at the close of business on April 26, 2005, are the shareholders entitled to vote at the Annual Meeting, and any adjournments thereof. A list of shareholders entitled to vote at the Annual Meeting will be available at 1115 30th Street, N.W., Washington, D.C. 20007 for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

                                     By Order of the Board of Directors

                                     /s/ William E. Burgess
                                     William E. Burgess
                                     Secretary

Washington, D.C.
April 26, 2005

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                NCRIC Group, Inc.
                             1115 30th Street, N.W.
                             Washington, D.C. 20007
                                 (202) 969-1866

                            -------------------------

                                 PROXY STATEMENT

                            -------------------------

                       2005 ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 31, 2005

                            -------------------------

                       SOLICITATION AND VOTING OF PROXIES

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of NCRIC Group, Inc. ("NCRIC Group" or the "Company") to be used at the Annual Meeting of Shareholders ("Annual Meeting") of NCRIC Group which will be held at 1055 Thomas Jefferson Street, N.W., Washington, D.C. 20007, on Tuesday, May 31, 2005, at 4:00 PM Washington, D.C. Time, and at all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are first being mailed to shareholders on or about April 29, 2005.

      Regardless of the number of shares of common stock owned, it is important that shareholders be represented by proxy or be present in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it, signed and dated, in the enclosed postage-paid envelope. Shareholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the election of the nominees for director named in this Proxy Statement and "FOR" the ratification of Deloitte & Touche LLP as the Company's independent registered public accountants for the year ending December 31, 2005.

      The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, which may properly come before the Annual Meeting or any adjournments thereof.

      Shareholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors will be voted in accordance with the directions given thereon.

      Proxies may be revoked at any time prior to exercise by sending written notice of revocation to the secretary of NCRIC Group, at the address shown above, or by delivering to NCRIC Group a duly executed proxy bearing a later date. The presence at the Annual Meeting of any shareholder who has given a proxy shall not revoke such proxy unless the shareholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the secretary of NCRIC Group prior to the voting of such proxy. If you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

      NCRIC Group will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers or employees of NCRIC Group or its affiliates by telephone, electronically or by other means of communication and by Georgeson Shareholder Communications Inc., whom we have hired to assist in the solicitation and distribution of proxies. Directors, officers and employees will receive no additional compensation for such solicitation, and Georgeson Shareholder Communications will receive a fee of $10,000 for its services. NCRIC Group will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expense in doing so.

                                VOTING SECURITIES

      Holders of record of shares of NCRIC Group's common stock, par value $0.01 per share, (the "Common Stock"), as of the close of business on April 26, 2005 (the "Record Date"), are entitled to one vote for each share held (except as indicated below). As of the Record Date, NCRIC Group had 6,909,782 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of a majority of the total number of issued and outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

      In accordance with the provisions of the Certificate of Incorporation (the "Certificate of Incorporation") of the Company, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES

      As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote FOR the election of the four nominees proposed by the Board, or to WITHHOLD authority to vote for one or more of the nominees. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for the nominees being proposed is withheld.

      As to the ratification of Deloitte & Touche LLP as independent registered public accountants, by checking the appropriate box, a shareholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. Under the Company's Certificate of Incorporation and Bylaws, the ratification of this matter shall be determined by a majority of the votes cast, without regard to broker non-votes, or proxies marked "ABSTAIN."

      Proxies will be returned to the Company, or an agent of the Company, and will be tabulated by an inspector of election designated by the Board of Directors.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth information regarding each person known to be the beneficial owner of more than 5% of the issued and outstanding shares of the Common Stock on the Record Date.

                                     Amount of Shares       Percent of Shares of
       Name and Address              Owned and Nature           Common Stock
      of Beneficial Owner         of Beneficial Ownership       Outstanding
-------------------------------   -----------------------   --------------------
Northaven Management, Inc.                432,400(1)                 6.3%
200 Park Avenue 9th Floor
New York, NY 10166

Asamara Two, LLC                          531,855(2)                 7.7%
415 South Boston Avenue
9th Floor
Tulsa, OK 74013

Wellington Management Company,            391,000(3)                 5.7%
LLP
75 State Street
Boston, MA 02109

NCRIC Group Inc. Employee Stock           483,119                    7.0%
Ownership Trust
1115 30th Street, NW
Washington, DC 20007

--------------------------
(1) According to a jointly filed Schedule 13G/A filed on January 26, 2005, the shares are owned by Northaven Management, Inc., Northaven Partners, L.P., Northaven Partners II, L.P., Northaven Partners III, L.P., Northaven Offshore, Ltd., and Northaven Associates, LLC.

(2) According to a jointly filed Schedule 13D filed on March 18, 2005, the shares are owned as follows: 331,555 held directly by Asamara Two, LLC, and 200,300 held directly by Nadel and Gussman Energy, LLC. James F. Adelson and Stephen J. Heyman are managers of each of the two entities and joined in the filing as Reporting Persons.

(3) According to a Schedule 13G filed on February 14, 2005, the shares are owned by clients of Wellington Management Company, LLP, a registered investment adviser, and no individual client owns more than 5% of the Company's shares.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

      The Company's Bylaws provide that the Board of Directors shall be divided into three classes, with one class elected at each annual meeting. Four directors will be elected at the Annual Meeting to serve for a three-year period and until their successors have been elected and qualified. The Board of Directors has nominated Vincent C. Burke, III, Prudence P. Kline, J. Paul McNamara and Frank K. Ross for election as directors, each of whom has agreed to serve as a director if so elected.

      The table below lists certain information regarding the nominees and the other members of the Board of Directors who will continue in office following the Annual Meeting. It is intended that the proxies solicited on behalf of the Board of Directors will be voted at the Annual Meeting for the election of the nominees identified below (unless otherwise directed on the proxy card). If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees would be unable to serve, if elected.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                              "FOR" THE NOMINEES.

                                                                                         Shares of
                                       Positions                                        Common Stock
                                      Held in the           Director        Term to     Beneficially     Percent
       Name            Age(1)           Company             Since(2)        Expire        Owned(3)      Of Class
       ----            ------         -----------           --------        -------     ------------    --------

                                                    NOMINEES

Vincent C. Burke, III    53             Director              1998           2008          21,293(4)         *
Prudence P. Kline        53             Director              1995           2008          20,580(5)         *
J. Paul McNamara         55             Director              1998           2008          55,895(4)         *
Frank K. Ross            61             Director              2004           2008              --            *

                                          DIRECTORS CONTINUING IN OFFICE

Leonard M. Glassman      58             Director              1993           2006          65,138(6)         *
Stuart A. McFarland      57             Director              2003           2006          10,208(5)         *
R. Ray Pate, Jr.         45         President, Chief          1996           2006         222,363(7)       3.1%
                                 Executive Officer and
                               Vice Chairman of the Board
David M. Seitzman        75             Director              1980           2006          28,907(4)         *
Luther W. Gray, Jr.      64             Director              1984           2007          28,100(4)         *
Leonard M. Parver        60             Director              1998           2007          43,971(6)         *
Nelson P. Trujillo       67       Chairman of the Board       1980           2007         122,815(8)       1.7%

                                     EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Rebecca B. Crunk         53       Senior Vice President and    n/a            n/a         115,418(9)       1.6%
                                  Chief Financial Officer
William E. Burgess       49       Senior Vice President and    n/a            n/a          90,410(9)       1.2%
                                  Secretary
All Directors and Executive
Officers as a Group (14 persons)                                                          848,610(10)     11.7%
                                                                               (footnotes begin on following page)

*     Less than 1%.

(1)   As of March 31, 2005.

(2) With respect to years prior to 1998, includes service as a governor of National Capital Reciprocal Insurance Company, or as a director of its attorney-in-fact.

(3) Includes shares of common stock held directly, by spouses or minor children and in trust and other indirect ownership, as well as shares owned by the named individuals under NCRIC, Inc.'s 401(k) Plan and employee stock ownership plan.

(4) Includes 12,776 shares of Common Stock that can be acquired pursuant to presently exercisable stock options.

(5) Includes 9,323 shares of Common Stock that can be acquired pursuant to presently exercisable stock options.

(6) Includes 19,683 shares of Common Stock that can be acquired pursuant to presently exercisable stock options.

(7) Includes 97,377 shares of Common Stock that can be acquired pursuant to presently exercisable stock options.

(8) Includes 27,971 shares of Common Stock that can be acquired pursuant to presently exercisable stock options.

(9) Includes 51,106 shares of Common Stock that can be acquired pursuant to presently exercisable stock options.

(10) Includes shares owned by one director whose term of office will expire at the Annual Meeting, and 340,129 shares of Common Stock that can be acquired pursuant to presently exercisable stock options.

Directors

      The principal occupation during the past five years of each director and executive officer of NCRIC Group is set forth below. All directors have held their present positions for five years unless otherwise stated.

      Nelson P. Trujillo, M.D. is chairman of the Board of Directors of NCRIC Group and its subsidiaries. He was a governor and chairman of the board of National Capital Reciprocal Insurance Company from 1980 until its mutual holding company reorganization in 1998. Dr. Trujillo is currently president of Metropolitan Gastroenterology Group, where he is a physician.

      R. Ray Pate, Jr. is president and chief executive officer of NCRIC Group and NCRIC, Inc. and chief executive officer of ConsiCare, Inc. He was the treasurer of National Capital Reciprocal Insurance Company and president, chief executive officer and director of National Capital Underwriters, Inc., attorney-in-fact for the National Capital Reciprocal Insurance Company, from 1996 until the mutual holding company reorganization in 1998. Since June 2000 he has served as vice chairman of the Board of Directors.

      Vincent C. Burke, III has been a director of NCRIC Group and subsidiaries since the mutual holding company reorganization in 1998. He currently is chairman of the Compensation Committee. Mr. Burke is a partner with the firm of Furey, Doolan & Abell, LLP. His law practice is focused in the areas of corporate, business, real estate and closely-held businesses. He practices in the District of Columbia and Maryland.

      Luther W. Gray, Jr., M.D. was a governor of National Capital Reciprocal Insurance Company from 1984 until the mutual holding company reorganization in 1998 and has been a director of NCRIC Group and subsidiaries since the mutual holding company reorganization. He is currently the chairman of the Underwriting Committee for NCRIC, Inc. Dr. Gray is a physician and general surgeon with Luther W. Gray, Jr., M.D., PC and is chair of the Department of Surgery at Sibley Memorial Hospital.

      Leonard M. Glassman, M.D. was a director of National Capital Underwriters, Inc. from 1993 until the mutual holding company reorganization in 1998 and has been a director of NCRIC

Group and subsidiaries since the mutual holding company reorganization. He is currently the chair of the Nominating and Corporate Governance Committee and served as chairman of the Board of Directors of NCRIC, Inc. from 1998 until 2000. Dr. Glassman is a physician with Washington Radiology Associates, P.C. He is a past member of the Finance Committee of the Medical Society of the District of Columbia and was Chief of Radiology of Columbia Hospital for Women Medical Center from 1984 to 1999.

      Prudence P. Kline, M.D. was a director of National Capital Underwriters, Inc. from 1995 until the mutual holding company reorganization in 1998 and has been a director of NCRIC Group and subsidiaries since the mutual holding company reorganization. Dr. Kline has been a physician in private practice in the District of Columbia since 1986.

      Stuart A. McFarland was elected to serve on the Board of Directors of NCRIC Group in 2003. Since April 2005, Mr. McFarland has served as chairman and chief executive officer of Federal City Bancorp and its subsidiary, Assurance Partners Bank. Mr. McFarland is the co-founder and since 1997 the managing partner of Federal City Capital Advisors, a merchant banking and financial advisory business. From 1999 to 2001 he was president and chief executive officer of Pedestal, Inc., an internet-enabled mortgage and mortgage securities trading exchange. Mr. McFarland also serves as a director for the following companies: Newcastle Investment Corp., a real estate investment trust; the Brandywine Funds, a mutual fund; and Sterling Eagle Investment Company, a specialty finance company.

      J. Paul McNamara has been a director of NCRIC Group and subsidiaries since the mutual holding company reorganization in 1998. He is vice chairman of United Bank, a subsidiary of United Bankshares, Inc., a bank holding company. From 1988 through 2003, he was president and chief operating officer of SequoiaBank.

      Leonard  M.  Parver,   M.D.  has  been  a  director  of  NCRIC  Group  and
subsidiaries since the mutual holding company reorganization in 1998. He was chairman of the Board of Directors of NCRIC MSO, Inc. from 1998 until 2000. He has practiced medicine in the District of Columbia for the past 24 years.

      Frank K. Ross was appointed a director of NCRIC Group in March 2004. Mr. Ross recently retired as the Midatlantic Area Managing Partner for Audit and Risk Advisory services and the managing partner of the Washington, DC offices of KPMG LLP. He served three terms on the KPMG US and KPMG Americas Boards of Directors. Mr. Ross also serves as a director of Pepco Holdings, Inc., and Cohen & Steers Funds, a group of mutual funds. Mr. Ross is a certified public accountant and is a member of the American Institute of Certified Public Accountants.

      David M. Seitzman, M.D. was a member of the Board of Directors of National Capital Underwriters, Inc. from 1980 until the mutual holding company reorganization in 1998 and has been a director of NCRIC Group and subsidiaries since the mutual holding company reorganization. He currently is chairman of the Audit Committee. Dr. Seitzman is retired from the practice of medicine. He served on the boards of Blue Cross and Blue Shield of the National Capital Area and the Medical Society of the District of Columbia and served as president and co-founder of the Center for Ambulatory Surgery, Inc.

Executive Officers Who Are Not Directors

      Rebecca  B. Crunk was the chief  financial  officer  of  National  Capital
Underwriters, Inc. from April 1998 until the mutual holding company reorganization in 1998. Since the mutual holding company reorganization, she has been senior vice president, chief financial officer and treasurer of NCRIC Group and NCRIC, Inc. Ms. Crunk is a certified public accountant and is a member of the American Institute of Certified Public Accountants. From 1995 to 1998, she was vice president, treasurer and controller of ReliaStar United Services Life Insurance Company.

      William E. Burgess was senior vice president, claims and risk management of National Capital Underwriters, Inc. from August 1997 until the mutual holding company reorganization in 1998. From 1993 to August 1997, he was a vice president of National Capital Underwriters, Inc. Since the mutual holding company reorganization, he has been senior vice president and secretary of NCRIC Group and NCRIC, Inc.

Director Compensation

      Fees. Each non-employee director of NCRIC Group (other than the chairman) receives an annual retainer of $45,000. The chairman of the Board receives an annual retainer of $150,000. Directors who are also officers or employees of NCRIC Group do not receive any additional compensation for serving as directors. Directors who serve on the Audit Committee receive a fee of $600 for each committee meeting attended ($750 for the chairman of the committee). Directors who serve on the Governance and Nominating or Compensation Committee receive a fee of $300 for each committee meeting attended ($350 for the chairman of the committee). Directors who serve on the Executive Committee do not receive additional compensation for committee meetings attended. All directors are reimbursed for out-of-pocket expenses in connection with attendance at any meeting of the Board of Directors or any committee.

      Stock Benefits. Directors of NCRIC Group are eligible to participate in certain stock benefit plans and have received awards of stock options and restricted stock. No stock options or stock awards were granted to directors during 2004.

Board Independence

      The Board has determined that, except as to Mr. Pate, each member of the Board is an "independent director" within the meaning of the Nasdaq corporate governance listing standards. Mr. Pate is not considered independent because he is an executive officer of the Company.

Committees and Meetings of the Board of Directors

      The business of NCRIC Group is conducted through regular and special meetings of the Board of Directors and its committees. The Board of Directors met seven (7) times during 2004. No director attended fewer than 75% of the total meetings held by the Board of Directors and the committees on which such director served. Executive sessions of the Board are held on a regular basis. The Company does not require, but encourages, Board attendance at the annual meeting of shareholders. Seven directors attended the 2004 annual meeting of shareholders.

      The Executive Committee. The Executive Committee generally has the power and authority to act on behalf of the Board of Directors when the Board is not in session, except as otherwise provided by law and subject at all times to the direction of the Board of Directors. The Executive Committee is comprised of directors Trujillo (chairman), Burke, Glassman, Pate and Seitzman, and met three times during 2004.

      The Compensation Committee. The Compensation Committee is responsible for recommending to the full Board the compensation of the chief executive officer and senior management, reviewing and administering overall compensation policy, including setting performance measures and goals, administering stock-based compensation plans, approving benefit programs, establishing compensation of the Board of Directors and other matters of personnel policy and practice. Directors Burke (chairman), Kline, Seitzman, Parver and Trujillo comprise the current membership of the Compensation Committee. Each member of the Compensation Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. The Compensation Committee met five times during 2004. The report of the Compensation Committee is included elsewhere in the proxy statement.

      The Governance and Nominating Committee. The Governance and Nominating Committee consists of directors Glassman (chairman), Burke, Gray, Trujillo and Ross. Each member of the Governance and Nominating Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. The Company's Board of Directors has adopted a written charter for the Committee, which is available at the Company's website at www.ncric.com. The Committee met six times during 2004.

      The functions of the Governance and Nominating Committee include the following:

          o to make recommendations to the Board regarding the size and composition of the board and develop and recommend to the Board criteria for the selection of individuals to be considered for election or re-election to the Board;

          o to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for shareholder approval;

          o to review and monitor compliance with the requirements for Board independence;

          o to review the committee structure and make recommendations to the Board regarding committee membership;

          o to develop and recommend to the Board for its approval a set of corporate governance guidelines; and

          o to develop and recommend to the Board for its approval a self-evaluation process for the Board and its committees.

      The Governance and Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Governance and Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

          o has the highest personal and professional ethics and integrity and whose values are compatible with the Company's values;

          o has had experiences and achievements that has given him or her the ability to exercise and develop good business judgment;

          o is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

          o is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its shareholders; and

          o has the capacity and desire to represent the balanced, best interests of the shareholders of the Company as a group, and not primarily a special interest group or constituency.

      The Governance and Nominating Committee will also take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance standards, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an Audit Committee financial expert.

      The Board of Directors has accepted the Committee's recommendation that the optimal Board size is ten directors. This goal is expected to be achieved by the 2006 annual meeting of shareholders. (If the merger with ProAssurance is consummated this will be unnecessary.) Because the success of the Company is dependent upon the sale of medical professional liability insurance and other services to individual physicians and groups of physicians, the Committee believes that there should be a significant presence of physicians on the Board because they have an intimate knowledge of the customer base and the needs and concerns of the physician communities. Following this Annual Meeting, there will be six physicians serving as directors, and the Board believes that when there are ten members, five of the ten directors should be physicians.

      Procedures For The Consideration Of Board Candidates Submitted By Shareholders. The Governance and Nominating Committee has adopted procedures for the submission of director nominees by shareholders for consideration by the Committee. If a determination is made that an additional candidate is needed for the Board, the Governance and Nominating Committee will consider candidates submitted by the Company's shareholders. Shareholders can submit qualified names of candidates for Director by writing to our Secretary, at 1115 30th Street, N.W., Washington, D.C. 20007, Attention: Board Administration. The Secretary must receive a submission not less than ninety (90) days prior to the date of the Company's proxy materials for the preceding year's annual meeting. The submission must include the following information:

      o the name and address of the proposing shareholder as they appear on the Company's books, and number of shares of Common Stock that are owned beneficially by such shareholder (if the shareholder is not a holder of record, appropriate evidence of the shareholder's ownership will be required);

      o the name, address and contact information for the candidate, and the number of shares of Common Stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the shareholder's ownership will be required);

      o   a statement of the candidate's business and educational experience;

      o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

      o a statement detailing any relationship between the candidate and NCRIC Group, and between the candidate and any customer, supplier or competitor of NCRIC Group;

      o detailed information about any relationship or understanding between the proposing shareholder and the candidate or any other shareholder or group of shareholders; and

      o a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

      Submissions that are received and that meet the criteria outlined above are forwarded to the chairman of the Governance and Nominating Committee for further review and consideration. A nomination submitted by a shareholder for presentation by the shareholder at an annual meeting of shareholders must comply with the procedural and informational requirements described in "Advance Notice Of Business To Be Conducted At An Annual Meeting."

      Shareholder Communications with the Board. A shareholder of the Company who wants to communicate with the Board or with any individual director can write to the Secretary of the Company, at 1115 30th Street, N.W., Washington, D.C. 20007, Attention: Board Administration. The letter should indicate that the author is a shareholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

      o   forward the communication to the director(s) to whom it is addressed;

      o attempt to handle the inquiry directly, for example where it is a request for information about the Company or it is a stock-related matter; or

      o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

      At each Board meeting, a summary of all communications received since the last meeting that were not forwarded will be presented to the Board and those communications will be made available to all Board members.

      The Audit Committee. The Audit Committee currently consists of directors Seitzman (chairman), Coleman, Gray, McFarland, McNamara, Parver and Ross. Each member of the Audit Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards and under SEC Rule 10A-3. The duties and responsibilities of the Audit Committee include, among other things:

          o   retaining,   overseeing  and  evaluating  a  firm  of  independent
              registered public accountants to audit the Company's annual financial statements;

          o in consultation with the independent registered public accountants and the internal auditor, reviewing the integrity of the Company's financial reporting processes, both internal and external;

          o approving all engagements for audit and non-audit services by the independent registered public accountants;

          o reviewing the financial statements and the audit report with management and the independent registered public accountants;

          o considering whether the provision by the external auditors of services not related to the annual audit and quarterly reviews is consistent with maintaining the auditor's independence;

          o reviewing earnings and financial releases and quarterly reports filed with the SEC;

          o   consulting   with  the   internal   audit   staff  and   reviewing
              management's administration of the system of internal accounting controls; and

          o   reviewing the adequacy of the audit committee charter.

      The Audit Committee met five times during 2004. The Audit Committee reports to the Board on its activities and findings. The Board of Directors believes that Mr. Ross qualifies as an "audit committee financial expert" as that term is used in the rules and regulations of the SEC.

Audit Committee Report

      In accordance with current SEC rules, this report has been prepared by the Audit Committee for inclusion in this Proxy Statement. Each member of the Audit Committee is considered "independent" as defined in the Nasdaq corporate governance standards and under SEC Rule 10A-3. The Board of Directors has adopted a written charter for the Audit Committee, which is available on the Company's website at www.ncric.com, and which is also attached to this Proxy Statement as Appendix A.

      Management is responsible for the Company's internal controls and financial reporting process. The independent registered public accountants are responsible for performing an independent audit of the consolidated financial statements in accordance with the auditing standards generally accepted in the United States, and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

      As part of its ongoing activities, the Audit Committee has:

      o   Reviewed  and  discussed  with   management   NCRIC  Group's   audited
          consolidated financial statements for the year ended December 31, 2004;

      o Discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

      o Received the written disclosures and the letter from the independent registered public accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

      Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2004 and filed with the SEC.

      This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that NCRIC Group specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

              This report has been provided by the Audit Committee:

       David M. Seitzman, M.D., Chairman           Pamela W. Coleman, M.D.
       Stuart A. McFarland                         Luther W. Gray, M.D.
       J. Paul McNamara                            Leonard M. Parver, M.D.
       Frank K. Ross

Compensation Committee Report on Executive Compensation

      The Compensation Committee has adopted a compensation strategy that seeks to provide competitive compensation that is strongly aligned with the business objectives and financial and stock performance of NCRIC Group. The compensation program has three key elements: base salary, annual incentives and long-term incentives. The Compensation Committee periodically reviews salary levels and other aspects of executive compensation to ensure that NCRIC Group's overall executive compensation program remains competitive and that executive pay reflects both the individual's performance and the performance of NCRIC Group.

      NCRIC Group has an annual incentive plan based on a combination of NCRIC Group and individual executive performance in relation to established objectives. Plan pay-outs vary based on NCRIC Group's performance in relation to the targeted objectives. Individual payments are then increased or decreased based on the performance of the individual executive during the year. The target level of incentive pay opportunities is 20% to 25% of base pay, with actual payments in a range of zero to 150% of the target percentage based on performance levels. No incentive payouts were made to the Named Executive Officers in 2004.

      The Compensation Committee believes that long-term incentives are an effective way of aligning executive compensation with the creation of value for the shareholders through stock appreciation. In prior years, stock options and restricted stock awards have been granted to executive officers. However, no stock options or stock awards were made to executive officers during 2004.

      Mr. Pate is employed as president and chief executive officer pursuant to a five-year employment agreement that was effective as of January 2001. In light of the Company's performance in a difficult market environment for medical professional liability insurance companies, as well as the Company's second step conversion, which resulted in additional challenges and responsibilities, Mr. Pate's base salary under the employment agreement was increased to $367,500 (from $350,000) for 2004. No bonus was paid to the chief executive officer with respect to 2004 under the annual incentive plan.

      This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that NCRIC Group specifically incorporates this information by reference.

           This report has been provided by the Compensation Committee

                         Vincent C. Burke, III, Chairman
                         Prudence P. Kline, M.D.
                         Leonard M. Parver, M.D.
                         David M. Seitzman, M.D.
                         Nelson P. Trujillo, M.D.

Code of Ethics

The Company has adopted a Code of Ethics that is applicable to the officers, directors and employees of the Company, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on the Company's website at www.ncric.com. Amendments to and waivers from the Code of Ethics will also be disclosed on the Company's website.

Executive Compensation

      The following table sets forth information for the years ended December 31, 2004, 2003 and 2002 as to compensation paid to the president and chief executive officer and the other executive officers who earned over $100,000 in salary and bonus during 2004 (collectively referred to as the "Named Executive Officers").

----------------------------------------------------------------------------------------------------------------------------
                                                 Summary Compensation Table
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Long-Term
                                                                                      Compensation
                             Annual Compensation                                         Awards
--------------------------------------------------------------------------------------------------------
                                                                   Other         Restricted     Options/
   Name and Principal                                              Annual          Stock          SARs          All Other
        Position               Year       Salary      Bonus     Compensation      Award(1)        (#)        Compensation(2)
----------------------------------------------------------------------------------------------------------------------------
R. Ray Pate, Jr.,              2004     $ 367,500     $ -0-          --           $      --           --        $ 88,220
President and Chief            2003       350,000       -0-          --             374,595       72,515          45,589
Executive Officer              2002       290,000       -0-          --                  --           --          26,208
----------------------------------------------------------------------------------------------------------------------------
Stephen S. Fargis,(3)          2004     $ 200,000     $ -0-          --           $      --           --        $ 58,479
Senior Vice President &        2003       200,000       -0-          --             187,298       37,293          37,869
Chief Operating Officer        2002       170,000       -0-          --                  --           --          24,339
----------------------------------------------------------------------------------------------------------------------------
Rebecca B. Crunk,              2004     $ 231,000     $ -0-          --           $      --           --        $ 56,403
Senior Vice President &        2003       220,000       -0-          --             187,298       37,293          39,186
Chief Financial Officer        2002       170,000       -0-          --                  --           --          26,500
----------------------------------------------------------------------------------------------------------------------------
William E. Burgess,            2004     $ 183,750     $ -0-          --           $      --           --        $ 56,181
Senior Vice President and      2003       175,000       -0-          --             187,298       37,293          36,657
Secretary                      2002       128,398       -0-          --                  --           --          18,739
----------------------------------------------------------------------------------------------------------------------------

-------------------
(1) Equals the market value of the stock award on the date of grant, which was $11.30 per share.

(2) 2004 amounts include the following: (1) the contribution to the 401(k) Plan of $19,773 for each of Messrs. Pate, Fargis and Burgess and Ms. Crunk; (2) the market value of shares allocated to account of the executives under the ESOP, which at December 31, 2004 was $7,784 for each of Messrs. Pate, Fargis and Burgess and Ms. Crunk; (3) payment of accrued but unused vacations in excess of carryover limits (due to a change in vacation policy) of $40,646, $20,563, $18,375 and $15,953 for Messrs.
      Pate, Fargis and Burgess and Ms. Crunk, respectively; (4) matching company contribution under the deferred compensation plan of $19,777, $10,000, $9,889 and $12,341 for Messrs. Pate, Fargis and Burgess and Ms. Crunk, respectively, and (5) income imputed on group term life insurance of $240, $360, $360 and $552 for Messrs. Pate, Fargis and Burgess and Ms. Crunk, respectively.

(3) Mr. Fargis ceased his employment with the Company as of December 31, 2004. He has agreed to serve as a Consultant to the Company, starting as of January 1, 2005. The terms of his Consulting Agreement were filed with the SEC in a current report on Form 8-K on January 6, 2005.

      Employment Agreements. R. Ray Pate, Jr. serves as the president and chief executive officer of NCRIC Group under an employment agreement between NCRIC Group and Mr. Pate dated January 1, 2001. Under the terms of his employment agreement, Mr. Pate is entitled to basic compensation of $385,875 for 2005 and is reimbursed for all reasonable and proper business expenses incurred by him in the performance of his duties. The terms of the employment agreement also provide that Mr. Pate is entitled to participate in any retirement and/or pension plans or health and medical insurance plans offered to NCRIC Group's senior executives; to receive use of an automobile; and to be covered by both term life insurance and disability insurance.

      The term of the employment agreement is five years commencing January 1, 2001. NCRIC Group may terminate the employment agreement for cause or without cause, at any time. Any dispute as to whether NCRIC Group had cause will be determined by arbitration. If NCRIC Group terminates Mr. Pate's employment agreement without cause, which includes a change of control, Mr. Pate is entitled to receive, as severance pay, an amount equal to three years' base compensation at the level in effect on the date of the termination. Mr. Pate may voluntarily terminate his employment provided that he gives 60 days prior notice of his voluntary termination or pays liquidated damages equal to the amount of his base compensation for two months.

      NCRIC Group has an employment agreement with Rebecca B. Crunk, which agreement has terms substantially similar to Mr. Pate's agreement, except that it provides for two years severance in the event of a termination other than for cause. The employment agreement with Ms. Crunk terminates December 31, 2006 and provides for base compensation of $242,550 for 2005.

      NCRIC Group has an employment agreement with William E. Burgess, with substantially similar terms to Mr. Pate's agreement, except that it provides for two years severance in the event of a termination other than for cause. The employment agreement with Mr. Burgess terminates December 31, 2007 and provides for base compensation of $192,938 for 2005.

      Stock Option Plans. The Company has established stock option plans for its directors, officers and key employees. The options have terms of ten years and an exercise price equal to the fair market value of the common stock at the date of grant. There were no stock options granted to any of the Named Executive Officers in 2004.

      Set forth below is information relative to options outstanding and held by the Named Executive Officers at December 31, 2004. No options were exercised by the Named Executive Officers during 2004.

---------------------------------------------------------------------------------------------
                     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                FISCAL YEAR-END OPTION VALUES
---------------------------------------------------------------------------------------------
                                                          Number of
                                                         Securities             Value of
                                                         Underlying          Unexercised In-
                                                         Unexercised            the-Money
                                                      Options at Fiscal     Options at Fiscal
                                                          Year-End           Year-End(1)(2)
                          Shares                      ---------------------------------------
                         Acquired         Value         Exercisable/          Exercisable/
       Name            Upon Exercise     Realized       Unexercisable         Unexercisable
---------------------------------------------------------------------------------------------
R. Ray Pate, Jr.            --            $  --           97,377/0             $ 147,930/0
---------------------------------------------------------------------------------------------
Rebecca B. Crunk            --            $  --           51,105/0             $  82,183/0
---------------------------------------------------------------------------------------------
Stephen S. Fargis           --            $  --           17,265/0             $ 102,729/0
---------------------------------------------------------------------------------------------
William E. Burgess          --            $  --           51,105/0             $  82,183/0
---------------------------------------------------------------------------------------------

-------------------
(1) Equals the difference between the aggregate exercise price of the in-the-money options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on December 31, 2004, at which date the closing price of the Common Stock as quoted on the Nasdaq National Market was $9.70.

(2) On July 7, 2004, the Board of Directors accelerated the vesting of the stock options outstanding, which were granted in 2003. The options were originally scheduled to vest during the period from August 2004 to August 2008. On the accelerated vesting date, the $10.00 per share market value of NCRIC stock was less than the strike price of the options, which ranges from $10.86 to $11.00 per share. The acceleration of vesting eliminates future compensation expense the Company might otherwise recognize in its future income statements under FASB Statement No. 123R, Share-Based Payment.

      Deferred Compensation Plan. Effective January 1, 2003, the Company established a compensation deferral plan for officers and board members. The compensation deferral plan is an unfunded plan with an annual Company match of 5% of total compensation for officers. Contributions credited for an officer's deferral account and the earnings attributable to these contributions shall be one hundred percent vested or nonforfeitable when the officer has five years of service in his or her position. Under the compensation deferral plan, officers may defer up to 15% of total compensation and board members may defer up to 100% of fees. Contributions are credited with a 6% guaranteed rate of return.

      Pursuant to the terms of the plan, a participant's account balance will be paid in cash by (a) lump sum, or (b) annual installments over a 5, 10 or 15 year period. The deferred compensation liability is recorded at the full accumulation value of the accumulated contributions and interest and is included in accrued expenses.

Ownership Reports by Officers and Directors

      The Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Common Stock to file a Form 3, 4 or 5 on a timely basis.

During 2004, the Named Executive Officers of the Company each failed to file a Form 4 on a timely basis with respect to the withholding for taxes on shares of common stock upon the vesting of restricted stock awards in August and September 2004. The Forms were filed on December 15, 2004.

                                STOCK PERFORMANCE

      The following graph compares the cumulative total return for the Common Stock, the Russell 2000 index, and a peer group of medical professional liability insurance companies, for the period December 31, 1999 through December 31, 2004. The graph assumes an investment on December 31, 1999 of $100 in each of the Common Stock, the stocks comprising the Russell 2000 index, and the common stocks of the peer group companies. The graph further assumes that all paid dividends were reinvested. The peer group and the Russell 2000 index are weighted by market capitalization. The calculations for the information below were prepared by SNL Securities, LC of Charlottesville, Virginia.

Cumulative Total Return

                                NCRIC Group, Inc.
                        [STOCK PERFORMANCE GRAPH OMITTED]

                                                       Period Ending
                              ----------------------------------------------------------------
Index                           12/31/99  12/31/00   12/31/01   12/31/02  12/31/03   12/31/04
----------------------------------------------------------------------------------------------
NCRIC Group, Inc.                 100.00     91.43     125.71     125.71    227.18     206.91
Russell 2000                      100.00     96.98      99.39      79.03    116.38     137.71
NCRIC Peer Group*                 100.00     71.18      92.05      73.23    115.44     153.13

* The NCRIC Group Peer Index consists of FPIC Insurance Group, SCPIE Holdings, ProAssurance Corporation, and American Physicians Capital.

--------------------------------------------------------------------------------
        PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT
                         REGISTERED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

      The Company's independent registered public accountants for the year ended December 31, 2004 were Deloitte & Touche LLP. The Audit Committee of the Board of Directors has approved the engagement of Deloitte & Touche LLP to be the Company's independent registered public accountants for the year ending December 31, 2005, subject to the ratification of the engagement by the shareholders at this Annual Meeting. Representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

      Shareholder ratification of the selection of Deloitte & Touche LLP is not required by the Company's bylaws or otherwise. However, the Board is submitting the selection of the independent registered public accountants to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection of Deloitte & Touche LLP, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accountant firm at any time during the year if it determines that such change is in the best interests of the Company and its shareholders.

Fees Paid to Deloitte & Touche LLP

      Set forth below is certain information concerning aggregate fees billed for professional services rendered by Deloitte & Touche LLP during 2004 and 2003:

      Audit Fees. The aggregate fees billed to the Company by Deloitte & Touche LLP for professional services rendered by Deloitte & Touche LLP for the audit of the Company's annual financial statements, review of the financial statements included in the Company's Quarterly Reports on Form 10-Q and services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings and engagements were $466,000 and $586,000 during the years ended December 31, 2004 and 2003, respectively.

      Audit Related Fees. Fees billed to the Company by Deloitte & Touche LLP for assurance and related services that are reasonably related to the performance of the audit and review of the financial statements and that are not already reported in "Audit Fees," above, were $7,000 and zero during the years ended December 31, 2004 and 2003, respectively.

      Tax Fees. The aggregate fees billed to the Company by Deloitte & Touche LLP for professional services rendered for tax compliance, tax advice and tax planning were $93,000 and $70,000 during the years ended December 31, 2004 and 2003, respectively. The compliance services included the preparation of federal and state income tax returns and the preparation and review of quarterly tax estimates.

      All Other Fees. During the years ended December 31, 2004 and 2003, there were no fees billed to the Company by Deloitte & Touche LLP for services that are not described above.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accountants

      The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accountants. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accountants and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

Required Vote and Recommendation of the Board of Directors

      In order to ratify the appointment of Deloitte & Touche LLP as independent registered public accountants for the year ending December 31, 2005, the proposal must receive the affirmative vote of at least a majority of the votes cast at the Annual Meeting, either in person or by proxy.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION
            OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC
                                  ACCOUNTANTS

                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING

      The Bylaws of NCRIC Group provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a shareholder to properly bring business before an annual meeting, including to propose a nominee to the Board, the shareholder must give written notice to the secretary of NCRIC Group not less than ninety
(90) days before the date of the proxy statement relating to the prior year's annual meeting. The notice must include the shareholder's name, record address and number of shares owned by the shareholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require NCRIC Group to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

      In accordance with the foregoing, advance written notice of business or nominations to the Board of Directors to be brought before the 2006 Annual Meeting of Shareholders must be given to NCRIC Group no later than January 26, 2006. If notice is received after January 26, 2006, it will be considered untimely, and NCRIC Group will not be required to present the matter at the shareholders meeting.

                              SHAREHOLDER PROPOSALS

      In order to be eligible for inclusion in NCRIC Group's proxy material for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at NCRIC Group's office, 1115 30th Street, N.W., Washington, D.C. 20007, no later than December 27, 2005. Nothing in this paragraph shall be deemed to require NCRIC Group to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal that does not meet all of the requirements for inclusion established by the SEC.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ William E. Burgess
                                              William E. Burgess
                                              Secretary

Washington, D.C.
April 26, 2005

A COPY OF NCRIC GROUP'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004 WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS UPON THE WRITTEN REQUEST TO THE SECRETARY, NCRIC GROUP, INC., 1115 30th STREET, N.W., WASHINGTON, D.C. 20007.

                                                                      Appendix A

NCRIC GROUP, INC.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

I.  PURPOSE

The Audit Committee of NCRIC Group, Inc. (NCRIC) is established by and amongst the Board of Directors for the primary purpose of assisting the Board in:

      o   overseeing the integrity of NCRIC's financial statements,

      o   overseeing NCRIC's compliance with legal and regulatory requirements,

      o   overseeing the independent auditor's qualifications and independence,

      o overseeing the performance of NCRIC's internal audit function and independent auditor, and

      o overseeing NCRIC's system of disclosure controls and system of internal controls regarding finance, accounting, and legal compliance.

Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, NCRIC's policies, procedures and practices at all levels. The Audit Committee should also provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditing function, and the Board of Directors.

The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate to perform its duties and responsibilities.

NCRIC shall provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor and to any advisers that the audit committee chooses to engage.

The Audit Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section III of this Charter. The Audit Committee will report regularly to the Board of Directors regarding the execution of its duties and responsibilities.

II. COMPOSITION AND MEETINGS

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent director (as defined by all applicable rules and regulations, including the listing standards of the Nasdaq), and free from any relationship (including disallowed compensatory arrangements) that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, and one person shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience. The Board shall determine whether at least one member of the Committee qualifies as an "audit committee financial expert" in compliance with the criteria established by the SEC and other relevant regulations. The existence of such member, including his or her name and whether or not he or she is independent, shall be disclosed in periodic filings as required by the SEC.

The members of the Committee shall be elected by the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members for the Committee may designate a Chair by majority vote of the full Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. Each regularly scheduled meeting shall conclude with an executive session of the Committee absent members of management and on such terms and conditions as the Committee may elect. As part of its job to foster open communication, the Committee should meet periodically with management, the director of the internal auditing function and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee should meet quarterly with the independent auditors and management to discuss the annual audited financial statements or quarterly financial statements, including NCRIC's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations".

III.RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports/Accounting Information Review

1. Review this Charter periodically, at least annually, and recommend to the Board of Directors any necessary amendments as conditions dictate.

2. Review and discuss with management NCRIC's annual financial statement, quarterly financial statements, and all internal controls reports (or summaries thereof). Review other relevant reports or financial information submitted by NCRIC to any governmental body, or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 (Sections 302 and 906) and relevant reports rendered by the independent auditors (or summaries thereof).

3. Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K. Review with financial management and the independent auditors the 10-Q prior to its filing (or prior to the release of earnings).

4.  Review  earnings  press  releases  with  management,   including  review  of
"pro-forma" or "adjusted" non-GAAP information.

5. Discuss with management financial information and earnings guidance provided to analysts and rating agencies. Such discussions may be on general terms (i.e. discussion of the types of information to be disclosed and the type of presentation to be made).

6. Review the regular internal reports (or summaries thereof) to management prepared by the internal auditing department and management's response.

Independent Auditors

7. Appoint, compensate, and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report or related work. Review the performance of the independent auditors and remove the independent auditors if circumstances warrant. The independent auditors shall report directly to the audit committee and the audit committee shall oversee the resolution of disagreements between management and the independent auditors in the event that they arise. Consider whether the auditor's performance of permissible nonaudit services is compatible with the auditor's independence.

8. Review with the independent auditor any problems or difficulties and management's response, review the independent auditor's attestation and report on management's internal control report, and hold timely discussions with the independent auditors regarding the following:

      o   all critical accounting policies and practices;

      o all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

      o other material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences; and

      o an analysis of the auditor's judgment as to the quality of NCRIC's accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements.

9. At least, annually, obtain and review a report by the independent auditor describing:

      o   the firm's internal quality control procedures;

      o any material issues raised by the most recent internal quality-control review, peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

      o to assess the auditor's independence, all relationships between the independent auditor and NCRIC.

10. Review and preapprove both audit and nonaudit services to be provided by the independent auditor (other than with respect to de minimus exceptions permitted by the Sarbanes-Oxley Act of 2002). This duty may be delegated to one or more designated members of the Audit Committee with any such preapproval reported to the audit committee at its next regularly schedule meeting. The committee may also adopt policies and procedures for the pre-approval of audit and permissible nonaudit services. Approval of nonaudit services shall be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.

11. Set clear hiring policies, compliant with governing laws or regulations, for employees or former employees of the independent auditor.

Financial Reporting Processes and Accounting Policies

12. In consultation with the independent auditors and the internal auditors, review the integrity of the organization's financial reporting processes (both internal and external), and the internal control structure (including disclosure controls).

13. Review with management major issues regarding accounting principles and financial statement presentations, including any significant changes in NCRIC's selection or application of accounting principles, and major issues as to the adequacy of NCRIC's internal controls and any special audit steps adopted in light of material control deficiencies.

14. Review analyses prepared by management (and the independent auditor as noted in item 8 above) setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

15. Review with management the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of NCRIC.

16. Review and approve all related party transactions.

17. Establish and maintain procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting, or auditing matters.

18. Establish and maintain procedures for the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters.

Internal Audit

19. Review and advise on the selection and removal of the internal auditor director.

20. Review activities, organizational structure, and qualifications of the internal audit function.

21. Annually, review and recommend changes (if any) to the internal audit charter.

22. Periodically review with the internal audit director any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the function's work.

23. Periodically review with the independent auditor, the budget, staffing, and responsibilities of the internal audit function.

Legal Compliance and Risk Management

24. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

25. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

26. Discuss policies with respect to risk assessment and risk management. Such discussions should include NCRIC's major financial and accounting risk exposures and the steps management has undertaken to control them.

Other Responsibilities

27. Review with the independent auditors, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

28. Prepare the report that the SEC requires be include in NCRIC's annual proxy statement.

29. Annually, perform a self-assessment relative to the Audit Committee's purpose, duties and responsibilities outlined herein.

30. Perform any other activities consistent with this Charter, NCRIC's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

[X] PLEASE MARK VOTES            REVOCABLE PROXY
    AS IN THIS EXAMPLE          NCRIC GROUP, INC.

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 31, 2005
       SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NCRIC Group, Inc.

      The undersigned shareholder of NCRIC Group, Inc. (the "Company"), hereby appoints the Board of Directors, with full powers of substitution, as attorneys-in-fact and agents for and in the name of the undersigned, to cast such votes as the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at 1055 Thomas Jefferson Street, N.W., Washington, D.C. 20007, at 4:00 p.m., Washington, D.C. Time, on May 31, 2005, and at any and all adjournments thereof. The Board of Directors is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                  With-  For All
                                                            For   hold   Except

1. The election of:                                         [_]   [_]    [_]

   Vincent C. Burke, III, Prudence P. Kline,
   J. Paul McNamara and Frank K. Ross

   to serve on the Company's Board of Directors for a three-year term.

INSTRUCTION:To withhold authority to vote for any individual nominee, mark "For All Except"and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

                                                          For Against Abstain
2. The   ratification   of  the  the  appointment  of     [_]   [_]    [_]
   Deloitte & Touche LLP as independent registered public accountants for the year ending December
   31, 2005.

   Such other business as may properly come before the Annual Meeting or any adjournment thereof. NOTE: The Board of Directors is not aware of any other matter that may come before the Annual Meeting.

   The  Board   of  Directors   recommends   a  vote   "FOR"  the  above  listed
   Propositions.


                                                        ------------------------
         Please be sure to sign and date                | Date                 |
           this Proxy in the box below.                 |                      |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
-----------Shareholder sign above----------Co-holder (if any) sign above-------

--------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage-paid envelope provided.

                                NCRIC GROUP, INC.
--------------------------------------------------------------------------------
IF SIGNED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

Votes will be cast in accordance with this proxy. Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of NCRIC Group, Inc., at said Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorney-in-fact or agents shall be deemed terminated and of no further force and effect.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

              PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD
                 PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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